SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):     January 19, 2001

                               TeleCorp PCS, Inc.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                   333-36954                 54-1988007
         --------                   ---------                 ----------
      (State or Other              (Commission               (IRS Employer
       Jurisdiction                File Number)           Identification No.)
     of Incorporation)

                          1010 N. Glebe Road, Suite 800
                               Arlington, VA 22201
                    (Address of Principal Executive Offices)

      Registrant's telephone number, including area code:   (703) 236-1100

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.     Other Events

            On January 19, 2001, TeleCorp PCS, Inc. announced the pricing of $450 million of 10 3/8% senior subordinated notes in connection with a private debt offering of its subsidiary, Tritel PCS, Inc. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

           (c)  The following exhibits are filed with this report:



Exhibit Number                            Description
--------------                            -----------
99.1              Press Release of TeleCorp PCS, Inc. dated January 19, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TeleCorp PCS, Inc.

Date: January 19, 2001
                                          By:   /s/ Thomas H. Sullivan

                                                -------------------------------
                                                Thomas H. Sullivan
                                                Executive Vice
                                                President-Chief
                                                Financial Officer

                                  Exhibit Index
                                  -------------

Exhibit             Description
-------             -----------

Exhibit 99.1        Press Release of TeleCorp PCS, Inc. dated January 19,
                    2001.